12 June 2013

Akers Biosciences, Inc.

201 Grove Road

Thorofare, New Jersey

08086 USA

Attention: Thomas A. Nicolette, President and CEO

Cc:	Mark Chasey, (EN)10 (Guernsey) Limited Darren Jenkins, (EN)10 Limited

By Email and Post

Dear Thomas

Licence and Supply Agreement between Akers Biosciences, Inc. (“ABI”), Chubeworkx Guernsey Limited (as successor to Sono International Limited), (EN)10 (Guernsey) Limited (formerly BreathScan International (Guernsey) Limited) and (EN)10 Limited (formerly BreathScan International Limited) dated 19 June 2012 (the “Agreement”)

We refer to our recent discussions regarding the expansion of the scope of the Agreement to worldwide coverage subject to ongoing supply agreements which ABI has entered into with third party customers. Accordingly, the Agreement shall be amended as follows:

1.	The definition of “Territory” shall be deleted and replaced with the following:

““Territory’’ means worldwide.”

2.	The definition of “Field” shall be deleted and replaced with the following:

““Field” means any use, including relating to the operation of vehicles, employer screening programmes and the armed forces.”

3.	The definition of “US Military” shall be deleted.

4.	A new definition of “Existing Customers” shall be inserted into clause 1.1 as follows:

“Existing Customers” means those parties listed in Schedule 7.”

5.	A new definition of “Amendment Date” shall be inserted into clause 1.1 as follows:

“Amendment Date” shall have the meaning accorded to it in the Letter of Amendment between the Parties which amends this Agreement and is dated 12 June 2013.”

6.	A new clause 4.5 shall be inserted into the Agreement and read as follows:

18-20 Le Pollet | St Peter Port | Guernsey | GY 1 1WH

T + 44 20 7225 6400 | E info@chubeworkx.com

Company No. 55801

“The exclusivity of the rights granted to the Customer by the Supplier under clauses 4.1, 4.2 and 4.3 of this Agreement shall be subject only to the supply rights of the Existing Customers in the United States of America, Canada and/or Mexico as at the Amendment Date.”

7.	A new clause 4.6 shall be inserted into the Agreement and read as follows:

“4.6 The Supplier agrees that on and from the Amendment Date it shall not:

(A)	enter into any new arrangements or new agreements (whether formal or informal) with any third party regarding the supply of any of the Products in the Territory without the Customer’s prior written consent;

(B)	amend or extend any existing agreements with any of its Existing Customers who resell any of the Products supplied to them by the Supplier, in any manner which increases the sale or supply to each such Existing Customer to more than 500,000 units of Products per year, without the Customer’s prior written consent; and

(C)	supply the Existing Customers or any other party with any Products bearing: (i) the trade mark CHUBE or any trade mark confusingly similar thereto; or (ii) any get-up used in connection with CHUBE branded Products or any get-up confusingly similar thereto, whether for the recipients own use or for resale.

8.	The Supplier hereby restates the warranties set out in clause 17 of the Agreement as at the Amendment Date.

9.	New clauses 17.1 (F) - (G) shall be inserted into the Agreement and read as follows:

“(F)	the list of Existing Customers in Schedule 7 of this Agreement is a full and complete list of all other parties with any rights in, or rights to the supply of, any of the Products in the Territory as at the Amendment Date;

(G)	no Products are supplied to, used by and/or resold by, the Existing Customers or otherwise bearing: (i) the trade mark CHUBE or any trade mark confusingly similar thereto; or (ii) any get-up used in connection with CHUBE branded Products or any get-up confusingly similar thereto.”

10.	The Annex to this letter shall be inserted into the Agreement as Schedule 7.

These amendments shall take effect on and from 12 June 2013 (the “Amendment Date”).

Completion of the subscription of shares and share sale described in the Memorandum of Understanding between Akers Biosciences, Inc., Chubeworkx Guernsey Limited and (EN)10 (Guernsey) Limited dated 29 April 2013, shall be subject to the prior execution of this letter by all parties.

Capitalised terms used in this letter shall have the meaning given to them in the Agreement unless defined in this letter. Save as expressly agreed herein, or the Letter dated 19 June 2012 from Sono International Limited to ABI, the Agreement remains in full force and effect. This letter shall be governed by and construed in accordance with the laws of England.

18-20 Le Pollet | St Peter Port | Guernsey | GY 1 1WH

T + 44 20 7225 6400 | E info@chubeworkx.com

Company No. 55801

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Please confirm your acceptance of these amendments by signing and returning the enclosed copy of this letter.

Yours sincerely

Mark Chasey

for and on behalf of Chubeworkx Guernsey Limited

Accepted and agreed:

/s/ Thomas A. Nicolette
Thomas A. Nicolette	APPROVED
for and on behalf of Akers Biosciences, Inc.	Akers Biosciences, Inc.
Thomas A. Nicolette
Accepted and agreed:	Chief Executive Officer

Mark Chasey

for and on behalf of (EN)10 (Guernsey) Limited

Accepted and agreed:

Darren Jenkins

for and on behalf of (EN)10 Limited

18-20 Le Pollet | St Peter Port | Guernsey | GY 1 1WH

T + 44 20 7225 6400 | E info@chubeworkx.com

Company No. 55801

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Simmons & Simmons

ANNEX

SCHEDULE 7: EXISTING CUSTOMERS

Brand Name of Products supplied to Existing Customers	Name of Existing Customers	Address of Existing Customers
Alcohol “Check”	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Breath Scan	Akers Biosciences, Inc.	Thorofare, New Jersey USA
BreathScan PRO	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Breath Alcohol “Check”	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Breath Alcohol “Check” .02 Detection System	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Breath Pulmo Health Check - Asthma	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Breath Pulmo Health Check - COPD	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Breath Pulmo Health Check - Lung Cancer	Akers Biosciences, Inc.	Thorofare, New Jersey USA
BreathScan Legal Limit	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Breath Ketone “Check”	Akers Biosciences, Inc.	Thorofare, New Jersey USA
Metron	Akers Biosciences, Inc.	Thorofare, New Jersey USA
VIVO	Akers Biosciences, Inc.	Thorofare, New Jersey USA
BreathScan	One Stop / Diinsel, SA de CV	Monterrey, NL Mexico Hidalgo, TX USA
BreathScan	Lifeloc	Wheat Ridge, CO USA
BreathScan	Micro Distributing II, Ltd	Belton, TX USA
BreathScan	Alere Toxicology	Norfolk, VA USA
BreathScan	Quest Diagnostics	Collegeville, PA USA
BreathScan	NPACT America	Jacksonville, FL USA
BreathScan	GE Oil & Gas	Oklahoma City, OK USA
BreathScan	Test Medical Symptoms at Home	Maria Stein, OH USA
BreathScan	VShips	Miami, FL USA
BreathScan	CLIA-Waived Inc.	San Diego, CA USA
BreathScan	Everglades Direct	Sunrise, FL USA
BreathScan	American Bio Medica Corporation	Kinderhook, NY USA
BreathScan	Bob Barker Company	Fuquay-Varina, NC USA
BreathScan	Capital Medical & Surgical	Tallahassee, FL USA
BreathScan	Cardinal Health	Waukegan, IL USA
BreathScan	Fisher Healthcare	Houston, TX USA
BreathScan	Conney Safety Products	Madison, Wl USA
BreathScan	Farahi Medical Inc.	Toronto, Canada
BreathScan	Corporate Wellness, Inc.	Stamford, CT USA
BreathScan	JJ Keller & Associates, Inc	Neenah, Wl USA
BreathScan Legal Limit US Navy-	US Government GSA	Washington, DC USA

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Simmons & Simmons

Brand Name of Products supplied to Existing Customers	Name of Existing Customers	Address of Existing Customers
“Shipmates Take Care of Shipmates”	Contract
BreathScan Legal Limit US Air Force - “Protect Your Wingman”	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit USMC - “Marines Save Lives”	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit US Army - “Soldiers Saving Lives”	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit US SOCOM Quiet Professionals - “Safety Begins With Me”	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit USCG Semper Paratus - “Are You Ready to Save a Life?”	US Government GSA Contract	Washington, DC USA
Breath Scan Legal Limit US Army Medical Command - Don’t drive & drive!	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit Fort Benning ASAP “Power of Choice” - Fort Benning Soldiers Don’t Drink & Drive	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit US Army Combat Readiness Center - “Soldiers Savings Lives”	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit US Armed Forces Command Safety Program - “Protecting Freedom’s Guardians	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit US Army Corps of Engineers - “Be Safe Share The Ways”	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit Marine Corps Logistics Base Albany - “Marines Take Care of Marines” Semper Fidelis	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit US Army - Arm yourself against drunk driving	US Government GSA Contract	Washington, DC USA
BreathScan Legal Limit US Army Safety Center - “Make It Home... Be Safe!”	US Government GSA Contract	Washington, DC USA
BreathScan POV Safety Program	US Government GSA Contract	Washington, DC USA
AlcoLimit - Private Label BAC	Silmarc Pharma S.r.l.	Lucca, Italy
BacTrack - Private Label BAC	KHN Solutions	San Francisco, CA USA
DUI Alert - Private Label BAC	Martini Promotions	Saint-Laurent, Quebec CANADA
EZ-Screen - Private Label BAC	MEDTOX Scientific Inc.	St. Paul, MN USA
FamilySafe - Private Label BAC PartySafe - Private Label BAC	Comvate, LLC	Eagle Pass, TX USA
GM Safe Driving Program - “Friends Don’t Let Friends Drive Drunk”	General Motors Co.	New York, NY USA
RediTest - - Private Label BAC	Redwood Biotech	Santa Rosa, CA USA
TESTorARREST - Private Label BAC	CTAS, Inc.	Liberty Twp., OH USA

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Simmons & Simmons

Brand Name of Products supplied to Existing Customers	Name of Existing Customers	Address of Existing Customers
VIVO	LifeVantage	Sandy, UT USA
VIVO	Isagenix	Chandler, AZ USA
VIVO	Summa Health	Portland, OR USA
Metron	Summa Health	Portland, OR USA
Metron	Isagenix	Chandler, AZ USA

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